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                                                     Exhibit 99.1

                                  [LETTERHEAD]


CORPORATE NEWS
FOR IMMEDIATE RELEASE
---------------------

Contact:   Marc Grossman                      Glenn Schaeffer
           Hilton Hotels Corporation          Circus Circus Enterprises, Inc.
           310-205-4030                       702-691-5912

                HILTON, CIRCUS CIRCUS TERMINATE TALKS

     Beverly Hills, Calif., March 23, 1998 -- Hilton Hotels Corporation

(NYSE:HLT) and Circus Circus Enterprises, Inc. (NYSE:CIR) announced today that discussions have been terminated regarding the proposed transaction between the two companies.



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